Exhibit 10.18


May 24, 1996
6-1162-RCN-870R3

United Air Lines, Inc.
Executive Offices
P.0. Box 66100
Chicago, IL 60666-0100

Attention:     J. L. Pollock
               Sr. Staff Representative
               Aircraft Purchasing

Subject:       [*CONFIDENTIAL MATERIAL OMITTED AND FILED
               SEPARATELY WITH THE SECURITIES AND EXCHANGE
               COMMISSION PURSUANT TO A REQUEST
               FOR CONFIDENTIAL TREATMENT] Letter Agreement
               No. 6-1162-TML-1205

Reference:     Letter Agreement No. 6-1162-TML-1205, dated
               April 28, 1993; [*CONFIDENTIAL MATERIAL OMITTED
               AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
               COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]



Dear Jerry:

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

1. The following Supplemental Agreements contain either [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft (as defined in the referenced Letter Agreement).

        Supplemental Agreement No. 5 to P.A. 1670
        Supplemental Agreement No. 5 to P.A. 1485
        Supplemental Agreement No. 6 to P.A. 1670
        Supplemental Agreement No. 11 to P.A. 1602
        Supplemental Agreement No. 7 to P.A. 1670
        Supplemental Agreement No. 8 to P.A. 1670
        Supplemental Agreement No. 4 to P.A. 1663
        Supplemental Agreement No. 6 to P.A. 1485

The accounting given below is for the effect of the above
Supplemental Agreements with respect to the matters discussed in the Reference Letter.

United Air Lines, Inc.
6-1162-RCN-870R3

2. A total of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pursuant to paragraph no. 4 of the reference Letter Agreement. The status of these [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is given below. The scheduled delivery dates for the balance to go Aircraft are contained in Attachment No. 1 hereto.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

                     [*CONFIDENTIAL MATERIAL
                  OMITTED AND FILED SEPARATELY
                     WITH THE SECURITIES AND
                  EXCHANGE COMMISSION PURSUANT
            TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                     [*CONFIDENTIAL MATERIAL
                  OMITTED AND FILED SEPARATELY
                     WITH THE SECURITIES AND
                  EXCHANGE COMMISSION PURSUANT
            TO A REQUEST FOR CONFIDENTIAL TREATMENT]


United Air Lines, Inc.
6-1162-RCN-870R3



                     [*CONFIDENTIAL MATERIAL
                  OMITTED AND FILED SEPARATELY
                     WITH THE SECURITIES AND
                  EXCHANGE COMMISSION PURSUANT
            TO A REQUEST FOR CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

8. This letter is subject to the confidentiality provisions of Letter Agreement 6-1162-GKW-132 for Purchase Agreement 1485, Letter Agreement 6-1162-GKW-653 for Purchase Agreement 1595, Letter Agreement 6-1162-DLJ-886 for Purchase Agreement 1670, Letter Agreement 6-1162-DLJ-467 for Purchase Agreement 1602, and Letter Agreement 6-1162-DLJ-832 for Purchase Agreement 1663.


United Air Lines, Inc.
6-1162-RCN-870R3


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters addressed above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By /s/ M. Monica Fix
   -----------------
Its Attorney-In-Fact
    ----------------

ACCEPTED  AND AGREED TO this
Date: May 30, 1996

UNITED AIRLINES, INC.

By  /s/ J.L. Pollock
    ----------------
Its Sr. Staff Specialist
    --------------------
    Aircraft Purchasing
    -------------------


   Attachment No. 1 to
   6-1162-RCN-870R3


                       737                    747
                       ---                    ---

   Delivery Date       Quantity        Delivery Date    Quantity
   -------------       --------        -------------    --------


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]